INVESCO EXCHANGE-TRADED FUND TRUST
SUPPLEMENT DATED APRIL 23, 2021 TO THE PROSPECTUSES DATED
AUGUST 28, 2020, AS PREVIOUSLY SUPPLEMENTED, OF:
Invesco S&P 500® Pure Growth ETF (RPG)
Invesco S&P 500® Pure Value ETF (RPV)
Invesco S&P MidCap 400® Pure Growth ETF (RFG)
Invesco S&P MidCap 400® Pure Value ETF (RFV)
Invesco S&P SmallCap 600® Pure Growth ETF (RZG)
Invesco S&P SmallCap 600® Pure Value ETF (RZV)
(each, a “Fund”)
Each Fund has changed its classification from “non-diversified” to “diversified” and therefore is now required to meet certain diversification requirements under the Investment Company Act of 1940. All references in each Fund’s Prospectus with regard to the Fund being “non-diversified” are hereby deleted in their entirety.
For each Fund, the following disclosure is added in the section “Summary Information – Principal Investment Strategies”:
The Fund is “diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund may become “non-diversified” solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. Should the Fund become “non-diversified,” it will no longer be required to meet certain diversification requirements under the 1940 Act. Shareholder approval will not be sought when the Fund crosses from diversified to non-diversified status under such circumstances.
For each Fund, the following disclosure is added in the sections “Summary Information – Principal Risks of Investing in the Fund” and “Additional Information About the Fund’s Strategies and Risks – Principal Risks of Investing in the Fund”:
Non-Diversification Risk. To the extent the Fund becomes non-diversified, the Fund may invest a greater portion of its assets in securities of individual issuers than can a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
For each Fund, the following disclosure is added in the section “Summary Information – Performance”:
The Fund has designated its Underlying Index as its broad-based index going forward as it more closely reflects the performance of the types of securities in which the Fund invests.
Please Retain This Supplement For Future Reference.
P-PS-PRO-1-SUP-2 042321